UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. __ )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Deep Well Oil & Gas, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEEP WELL OIL & GAS, INC.

Suite 700, 10150 – 100 Street NW, Edmonton, Alberta T5J 0P6, Canada

Telephone: (780) 409-8144, Fax: (780) 409-8146

NOTICE OF GENERAL MEETING OF SHAREHOLDERS

To our Shareholders:

NOTICE IS HEREBY GIVEN THAT A GENERAL MEETING OF THE SHAREHOLDERS (the “General Meeting”) of Deep Well Oil & Gas, Inc. (the “Company”), a Nevada corporation, is to be held on Wednesday, September 17, 2014 at 2:00 p.m., Mountain Time (“MT”), at the Westin Hotel, in the Chancellor Room located at 10135 - 100 Street NW, Edmonton, Alberta, T5J 0N7, Canada, for the following purposes:

1.	To receive the audited consolidated financial statements of the Company for the year ended September 30, 2013, together with the report of the independent auditors;

2.	To re-elect the following seven directors to serve as the Company’s Board of Directors until the next meeting of shareholders:

Mr. Said Arrata	Dr. Horst A. Schmid
Mr. Satya Brata Das	Mr. Curtis James Sparrow
Mr. Pascal Nodé-Langlois	Mr. Malik Youyou
Mr. David Roff

3.	To ratify the appointment of Sadler, Gibb & Associates, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014;

4.	To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers;

5.	To hold a non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers to be every one (1), two (2) or three (3) years; and

6.	To transact such other business as may properly come before the General Meeting.

Only shareholders of record at the close of business on July 31, 2014 are entitled to notice of and to vote at this General Meeting. Details regarding admission to the General Meeting, voting your shares and the business to be conducted are more fully described in the accompanying Proxy Statement. Your vote is important. Whether or not you plan to attend the General Meeting, we hope you will vote as soon as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE GENERAL MEETING TO BE HELD ON SEPTEMBER 17, 2014:

Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and Proxy Card

are available free of charge on Manhattan Transfer Registrar Company, the Company’s transfer agent,

website at: www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or our website at: www.deepwelloil.com

Thank you for your ongoing support of and continued interest in Deep Well Oil & Gas, Inc.

BY ORDER OF THE BOARD OF DIRECTORS

Sincerely,

DEEP WELL OIL & GAS, INC.

/s/ Horst A. Schmid
Dr. Horst A. Schmid
Chairman of the Board

Edmonton, Alberta, Canada

August 7, 2014

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TABLE OF CONTENTS

PROXY STATEMENT

DATE, TIME, PLACE OF MEETING AND MAILING DATE	4

RECORD DATE AND VOTING SECURITIES	4

QUORUM AND VOTING	4

ADMISSION INTO GENERAL MEETING	5

REVOCABILITY OF PROXY	5

ADJOURNMENTS	6

ACTIONS TO BE TAKEN UNDER PROXY	6

RECOMMEDATIONS OF THE BOARD	6

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	6

RECENT SALES OF UNREGISTERED SECURITIES	7

OWNERSHIP OF COMMON STOCK	7

CORPORATE GOVERNANCE	10

DIRECTOR COMPENSATION	12

RELATED PARTY TRANSACTIONS	12

EXECUTIVE OFFICERS	13

EXECUTIVE COMPENSATION	14

CHANGES IN CONTROL	16

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16

PROPOSAL NO. 1 - ELECTION OF DIRECTORS	17

AUDIT COMMITTEE REPORT	19

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE	20

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FEES	20

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL ENDED YEAR SEPTEMBER 30, 2014	22

PROPOSAL NO. 3 - APPROVE, BY NON-BINDING VOTE, THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS	23

PROPOSAL NO. 4 - RECOMMEND, BY NON-BINDING VOTE, THE FREQUENCY OF EXECUTIVE COMPENSATION VOTES	25

SHAREHOLDER PROPOSALS FOR THE NEXT GENERAL MEETING OF SHAREHOLDERS	26

OTHER INFORMATION	26

QUESTIONS AND ANSWERS	27

PROXY CARD	30

APPENDIX A – COMPANY NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	31

APPENDIX B – BROADRIDGE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	33

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Proxy Statement

Unless the context indicates another meaning, the terms ”Deep Well”, “Company,” “we,” “us” and “our” refer to Deep Well Oil & Gas, Inc., a Nevada Corporation and its subsidiaries.

DATE, TIME, PLACE OF MEETING AND MAILING DATE

The Board of Directors (the “Board”) of Deep Well Oil & Gas, Inc. (the “Company”) is soliciting proxies for use at the General Meeting of Shareholders (the “General Meeting”) to be held on Wednesday, September 17, 2014 at 2:00 p.m. Mountain Time, at the Westin Hotel, Chancellor Room, located at 10135 – 100 Street NW, Edmonton, Alberta, T5J 0N7, Canada, and at any adjournment or postponement of the General Meeting. This Proxy Statement and the accompanying Proxy Card will be first mailed to the shareholders on or about August 7, 2014. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the General Meeting. Please read it carefully.

The Company’s principal executive office is located at Suite 700, 10150 - 100 Street, Edmonton, Alberta, Canada T5J 0P6, telephone number (780) 409-8144, and fax number (780) 409-8146. The Company’s website is www.deepwelloil.com.

RECORD DATE AND VOTING SECURITIES

The Board has fixed the close of business on July 31, 2014 as the record date for determining the holders of common stock of the Company entitled to notice of and to vote, either in person or by proxy, at the General Meeting (the “Record Date”). The shares of common stock are the only shares of capital stock entitled to vote at the General Meeting. The Company had 229,326,987 shares of common stock issued and outstanding, as of the Record Date.

QUORUM AND VOTING

In accordance with the rules and regulations adopted by the United States Securities and Exchange Commission (the “SEC”), instead of mailing a paper copy of its Proxy Materials to each Shareholder, the Company is furnishing Proxy Materials (Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and Proxy Card) to its shareholders on the Internet. You will receive only a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail from Manhattan Transfer Registrar Company, our transfer agent, or Broadridge. Please note that you will not receive a paper copy of the Proxy Materials unless you request a copy from the Company. Instead, the Notice from our transfer agent or Broadridge will instruct you on how you may access and review the Proxy Materials over the Internet. The Notice will also instruct you as to how you may submit your proxy over the Internet. If you would like to receive a paper or e-mail copy of the Company’s Proxy Materials, you should follow the instructions in the Notice you received for requesting a copy.

If you are a Registered Shareholder (A Shareholder of Record - Shares registered in your name with our transfer agent) as of the Record Date, you have the right to vote in person at the General Meeting. Registered Shareholders will receive their Notice of Meeting and proxy by mail from Manhattan Transfer Registrar Company, our transfer agent.

If you are a Street Shareholder (Shareholders who hold their shares in brokerage accounts) as of the Record Date, you are also invited to attend the General Meeting. Since a Street Shareholder is not the Registered Shareholder, you may not vote your shares in person at the General Meeting unless you obtain a “legal proxy” from your broker or bank that holds your shares, giving you the right to vote the shares at the General Meeting. Street Shareholders will receive their Notice of Meeting and proxy either by mail or electronically from Broadridge.

Under our amended and restated by-laws, a majority of the issued and outstanding shares of our common stock as of the Record Date, present in person or represented by proxy, constitutes a quorum at the General Meeting. If you vote by returning your proxy card or voting over the Internet, you will be considered part of the quorum. The inspector of elections will treat shares represented by a properly executed proxy as present at the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a Street Shareholder submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power for that item and has not received instructions from the Street Shareholder.

On all matters submitted to a vote of the shareholders at the General Meeting or any adjournment thereof, each Shareholder will be entitled to one vote for each share of common stock owned of record by such Shareholder at the close of business on July 31, 2014.

The affirmative vote of a plurality of the votes cast at the General Meeting is required for the election of directors. A properly executed proxy marked “WITHHELD from all nominees” with respect to the election of directors will not be voted with respect to any of the directors, although it will be counted for the purpose of determining whether there is a quorum. A properly executed proxy marked “FOR, except vote withheld from the following nominee(s)” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum. Any executed proxy upon which no instructions have been indicated will be voted FOR election of the director nominees. Abstentions and broker non-votes will have no effect on the election of nominees to the Board.

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The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to ratify the appointment of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) to serve as our independent registered public accounting firm for the year ending September 30, 2014. Any executed proxy upon which no instructions have been indicated will be voted FOR the ratification of Sadler Gibb to serve as our independent registered public accounting firm for the year ending September 30, 2014. Abstentions and broker non-votes will have no effect on the ratification of the appointment of Sadler Gibb.

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve on a non-binding advisory basis the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Any executed proxy upon which no instructions have been indicated will be voted FOR the approval of the compensation to the named executive officers. Abstentions and broker non-votes will have no effect on the compensation of the Company’s named executive officers.

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve on a non-binding advisory basis the option of once every THREE years as the frequency with which shareholders are provided an advisory vote on executive compensation. Any executed proxy upon which no instructions have been indicated will be voted for the option of once every THREE years as the frequency with which shareholders are provided an advisory vote on executive compensation. Abstentions and broker non-votes will have no effect on the frequency of how often compensation of the Company’s named executive officers will be voted upon.

The affirmative vote of the holders of a majority of the outstanding shares of common stock, which are present in person or represented by proxy, shall decide all other questions properly brought before the General Meeting.

If any other matters are properly presented at the General Meeting for consideration, the individuals named, as proxies and acting thereunder, will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not know of any matters, other than the four proposals disclosed in this Proxy Statement, to be presented at the General Meeting.

ADMISSION INTO GENERAL MEETING

You are entitled to attend the General Meeting only if you were a Shareholder (Registered Shareholder or Street Shareholder) as of the Record Date or you hold a valid proxy for the General Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present government issued photo identification for admittance.

If you do not provide photo identification or comply with the other procedures outlined elsewhere in this Proxy Statement, you will not be admitted to the General Meeting.

The meeting will begin promptly at 2:00 p.m. MT. Check-in will begin at 1:00 p.m. MT, and you should allow ample time for the check-in procedures.

REVOCABILITY OF PROXY

A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Shareholder may revoke any proxy that is not irrevocable by attending the General Meeting and voting in person or by delivering to the Secretary a revocation of the proxy or by delivering a new proxy bearing a later date.

Any Shareholder giving a proxy has the power to revoke it at any time before the proxy is voted. Proxies may be revoked by (i) filing with the Secretary of the Company a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequently dated proxy relating to the same shares of common stock or (iii) delivering it to the Secretary of the Company before 1:30 p.m. MT on September 17, 2014, or by attending the General Meeting in person and voting such shares during the General Meeting. Attendance at the General Meeting will not in and of itself constitute revocation of a proxy. Any subsequently dated proxy or written notice revoking a proxy should be sent to the Secretary of the Company, at its principal executive office.

If you revoke your proxy in writing, you must indicate the certificate number and the number of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s). The written notification revoking your proxy or a later-dated signed proxy card changing your vote must arrive before the General Meeting takes place in order to be acknowledged and reflected in the vote.

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If you are a Street Shareholder of the Company’s common stock and you instructed a broker or other nominee to vote your shares, you must follow your broker’s directions for changing those instructions.

If an adjournment occurs, it will have no effect on the ability of shareholders as of the Record Date to exercise their voting rights or to revoke any previously delivered proxies. The Company does not expect to adjourn the General Meeting for a period of time long enough to require the setting of a new Record Date for such meeting.

ADJOURNMENTS

Although it is not expected, the General Meeting may be adjourned in the absence of a quorum to reconvene at the same venue or some other place. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than 30 days, or if after the adjournment a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the meeting.

If a majority in interest of the Company’s shareholders is not present at a meeting duly called and noticed, and such meeting is adjourned to another time, place or both by the shareholders present at such meeting, as further set forth below, so long as notice (including the time and place) of the adjourned meeting is provided in accordance with Section 2.5 of our amended and restated by-laws, the quorum for such adjourned meeting shall be 25% of the voting power of the Company’s shareholders (including 25% of the voting power of any class or series if the separate vote by such class or series is required on a matter to be brought before the meeting). When a quorum is present to organize a meeting of shareholders and for purposes of voting on any matter, the quorum for such meeting or matter is not broken by the subsequent withdrawal of any shareholders. In the absence of a quorum, the holders of a majority in voting power of the shares of stock present in person or represented by proxy at any meeting of shareholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Company to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

ACTIONS TO BE TAKEN UNDER PROXY

At our General Meeting, you will be asked to consider and vote on the following:

1.	To re-elect seven directors to serve as the Company’s Board until the next General Meeting;

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014;

3.	To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers;

4.	To hold a non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers to be every one (1), two (2) or three (3) years; and

5.	To transact such other business as may properly come before the General Meeting.

At present, we know of no other matters to be presented for shareholder action at the General Meeting. If, however, other matters properly come before the General Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on any such matters.

RECOMMENDATIONS OF THE BOARD

Unless a Shareholder gives other instructions on the proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board. The Board recommends a vote FOR proposals 1 to 3 above and the Board recommends a vote for every “THREE years” for proposal 4 above.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, have any substantial interest, direct or indirect, in the matters to be acted upon at the General Meeting other than the election of directors and the interests held by such persons through their respective beneficial ownership of the shares of our common stock set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors are opposed to any of the matters to be acted upon as set forth in this Proxy Statement.

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RECENT SALES OF UNREGISTERED SECURITIES

Effective November 23, 2012, pursuant to a subscription agreement, the Company closed a private placement with Mr. Malik Youyou, a director of the Company, of an aggregate of 42,857,142 units at a price of $0.07 per unit, for total gross proceeds of $3,000,000. Each unit is comprised of one common share and one common share purchase warrant. Each warrant entitles the holder to purchase one common share at a price of $0.105 for a period of three years from the date of closing, provided that if the closing price of the common shares of the Company on the principal market on which our common shares trade is equal to or exceeds $1.00 for thirty consecutive trading days, the warrant term will automatically accelerate to the date that is thirty calendar days following the date that written notice has been given to the warrant holder. No commission or finder’s fees were payable in connection with this private placement. The units were issued pursuant to Regulation S under the Securities Act of 1933, as amended. The warrants expire on November 23, 2015.

On July 10, 2013, pursuant to a subscription agreement, the Company closed a private placement with Portwest Investments Ltd., a Company 100% owned by Dr. Horst A. Schmid for providing services to the Company as President and Chief Executive Officer, of an aggregate of 850,000 units at a price of $0.05 per unit, for total gross proceeds of $42,500. Each unit is comprised of one common share and one common share purchase warrant. Each warrant entitles the holder to purchase one common share at a price of $0.075 for a period of three years from the closing date, provided that if the closing price of the common shares of the Company on the principal market on which our shares trade is equal to or exceeds $1.00 for thirty consecutive trading days, the warrant term shall automatically accelerate to the date which is thirty calendar days following the date that written notice has been given to the warrant holder. No commission or finder’s fees were payable in connection with this private placement. The units were issued pursuant to Regulation S under the Securities Act of 1933, as amended. The warrants expire on July 10, 2018.

On July 31, 2013, pursuant to a subscription agreement, the Company closed a private placement to one investor, MP West Canada SAS, of an aggregate of 45,111,778 common shares for total gross proceeds of $22,000,000. As per the private placement the common shares will be issued to the investor on or before November 30, 2013. The Company issued a treasury direction letter to our transfer agent to release the common shares to the investor on September 24, 2013. No commission or finder’s fees were payable in connection with this private placement. The common shares were issued pursuant to Regulation S under the Securities Act of 1933, as amended.

Between August 12 and August 15, 2013, six directors (Mr. Said Arrata, Mr. Satya Brata Das, Mr. David Roff, Dr. Horst A. Schmid, Mr. Curtis James Sparrow and Mr. Malik Youyou) and two consultants of the Company (Portwest Investments Ltd. and Concorde Consulting) acquired a combined total of 3,768,096 common shares, upon exercising stock options and warrants, at exercise prices ranging from $0.05 to $0.14 per common share for total combined gross proceeds to the Company of $372,000. The common shares were issued pursuant to Section 4(2) of the 1933 Act.

OWNERSHIP OF COMMON STOCK

Security Ownership of Certain Beneficial Owners

The following table sets forth the number and percentage of the beneficial ownership of shares of the Company’s outstanding common stock as of June 30, 2014 by each person or group known by us to be the beneficial owner of more than 5%.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS As of June 30, 2014
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1) (2)		Percentage of Class
Common	Malik Youyou Director and Vice Chairman Sadovnicheskeya nab 69 Moscow 115035, Russia	184,600,964	(3)	61.35%
Common	MP West Canada SAS 51, Rue D’Anjou Paris, 75008, France	45,111,778	(4)	19.67%

(1) Under the rules of the SEC, a person or entity beneficially owns stock of a company if such person or entity directly or indirectly has, or shares the power to, vote or direct the voting, or the power to dispose or direct the disposition of such stock, whether through any contract, arrangement, understanding, relationship or otherwise. A person or entity is also deemed to be the beneficial owner of stock if such person or entity has the right to acquire either of such powers at any time within 60 days through the exercise of any option, warrant, right or conversion privilege or pursuant to the power to revoke a trust, a discretionary account or similar arrangement or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

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(2) Based on 229,326,987 of our common shares issued and outstanding on June 30, 2014. For calculating the percentage of beneficial ownership separately for each person, his or her options, warrants or both that can be acquired within 60 days are included in both the numerator and the denominator.

(3) Mr. Malik Youyou has served the Company as director from August 20, 2008 to present. As of June 30, 2014, Mr. Youyou beneficially owns 184,600,964 shares of our common stock, of which 105,175,042 shares are held directly and 7,847,352 shares are held indirectly by Westline Enterprises Limited, a corporation 100% owned by Mr. Youyou. Mr. Youyou also presently holds directly exercisable warrants to acquire 71,428,570 shares of our common stock and options to acquire 150,000 shares of our common stock. Assuming the issuance of 71,578,570 shares of our common stock, pursuant to the exercise of Mr. Youyou’s presently exercisable warrants and options, Mr. Youyou would beneficially own 61.35% of the Company’s outstanding common stock. As of June 30, 2014, Mr. Youyou had not exercised any of these currently outstanding warrants or options and without the exercise of Mr. Youyou’s outstanding warrants, Mr. Youyou has a 49.28% ownership of our issued and outstanding common stock

(4) On July 31, 2013, the Company entered into a Farmout Agreement with MP West Canada SAS whereby MP West Canada SAS became a party to our joint venture operating agreement on some of our oil sands leases. Based solely on our statement of security holder listing report received from our transfer agent on June 30, 2014, MP West Canada SAS owns 45,111,778 shares of our common stock and based on this report MP West Canada SAS owns 19.67% of the Company’s issued and outstanding common stock as of that date.

Security Ownership of Directors and Management

The following table sets forth the number and percentage of the beneficial ownership of common shares of the Company’s issued and outstanding common stock as of June 30, 2014 held by each director and director nominee, each of the executive officers named in the Summary Compensation Table below (the “Named Executive Officer”) and all of our directors and executive officers as a group. Each director and executive officer has sole voting and investment power with respect to the shares beneficially owned by him.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT As of June 30, 2014
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1) (2) (10)	Percentage of Class
Common	Malik Youyou (†) Director and Vice Chairman Sadovnicheskeya nab 69 Moscow 115035, Russia	184,600,964	61.35	%(3)
Common	Dr. Horst A. Schmid (†) Director and Chairman of the Board, President and Chief Executive Officer Suite 700, 10150 - 100 Street NW Edmonton, Alberta T5J 0P6 Canada	5,400,000	2.33	%(4)
Common	Mr. Satya Brata Das (†) Director Suite 710, 10150 - 100 Street NW Edmonton, Alberta T5J 0P6 Canada	2,370,952	1.03	%(5)
Common	Mr. Curtis James Sparrow (†) Director, Chief Financial Officer, Corporate Secretary and Treasurer Suite 700, 10150 - 100 Street NW Edmonton, Alberta T5J 0P6 Canada	2,300,000	1.00	%(6)
Common	Mr. Said Arrata (†) Director Suite 2320, 255 – 5 Avenue SW Calgary, Alberta T2P 3G6 Canada	1,250,000		*(7)
Common	Mr. David Roff (†) Director 27 Chicora Avenue Toronto, Ontario M5R 1W7 Canada	912,441		*(8)
Common	Mr. Pascal Nodé-Langlois (†) Director c/o Parfinance SA 65 rue du Rhone 1204 Geneva, Switzerland	150,000		*(9)
Common	(†) All Officers and Directors as a Group	196,984,357	66.72%
	* Less than 1%

(1) Under the rules of the SEC, a person or entity beneficially owns stock of a company if such person or entity directly or indirectly has, or shares the power to, vote or direct the voting, or the power to dispose or direct the disposition of such stock, whether through any contract, arrangement, understanding, relationship or otherwise. A person or entity is also deemed to be the beneficial owner of stock if such person or entity has the right to acquire either of such powers at any time within 60 days through the exercise of any option, warrant, right or conversion privilege or pursuant to the power to revoke a trust, a discretionary account or similar arrangement or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

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(2) Based on 229,326,987 of our common shares issued and outstanding on June 30, 2014. For calculating the percentage of beneficial ownership separately for each person, his or her options, warrants or both that can be acquired within 60 days are included in both the numerator and the denominator. For the directors as a group, their collective options and warrants that can be acquired within 60 days are included in both the numerator and the denominator when calculating their group percentage ownership.

(3) Mr. Malik Youyou has served the Company as director from August 20, 2008 to present and Vice Chairman since January 1, 2014 to present. As of June 30, 2014, Mr. Youyou beneficially owns 113,022,394 shares of our common stock, of which 105,175,042 shares are held directly and 7,847,352 shares are held indirectly by Westline Enterprises Limited, a corporation 100% owned by Mr. Youyou. Mr. Youyou also presently holds directly exercisable warrants to acquire 71,428,570 shares of our common stock and options to acquire 150,000 shares of our common stock. Assuming the issuance of 71,578,570 shares of our common stock, pursuant to the exercise of Mr. Youyou’s presently exercisable warrants and options, Mr. Youyou would beneficially own 61.35% of the Company’s outstanding common stock. As of June 30, 2014, Mr. Youyou had not exercised any of these currently outstanding warrants or options and without the exercise of Mr. Youyou’s outstanding warrants, Mr. Youyou has a 49.28% ownership of our issued and outstanding common stock.

(4) Dr. Horst A. Schmid has served the Company as director and Chairman of the Board from February 6, 2004 to present. Dr. Schmid has also served the Company as President and Chief Executive Officer from June 29, 2005 to present. Dr. Schmid beneficially owns 3,280,000 shares of our common stock, of which 150,000 shares are held directly and 3,130,000 shares are held indirectly in a private corporation 100% owned by Dr. Schmid. Dr. Schmid also presently holds indirectly, exercisable warrants to acquire 520,000 shares of our common stock and presently indirectly holds exercisable options to acquire 1,000,000 shares of our common stock. Dr. Schmid also presently holds directly exercisable options to acquire an additional 600,000 shares of our common stock. Assuming the issuance of 2,120,000 shares of common stock, pursuant to the exercise of Dr. Schmid’s presently exercisable warrants and options, Dr. Schmid would beneficially own 2.33% of the Company’s outstanding common stock. As of June 30, 2014, Dr. Schmid had not exercised any of these currently outstanding warrants and options and without the exercise of Dr. Schmid’s outstanding warrants and options, Dr. Schmid has a 1.42% ownership of our issued and outstanding common stock.

(5) Mr. Satya Brata Das has served the Company as director since March 8, 2011. Mr. Das beneficially owns 1,342,381 shares of our common stock, of which 390,000 shares are held directly and 952,381 are held indirectly by Cambridge Strategies Inc., a company 50% owned by Mr. Das and 50% owned by his wife. Mr. Das also presently holds indirectly through Cambridge Strategies Inc., exercisable warrants to acquire 428,571 shares of our common stock. Mr. Das also presently holds directly exercisable options to acquire an additional 600,000 shares of our common stock. Assuming the issuance of 1,028,571 shares of our common stock, pursuant to the exercise of Mr. Das’ presently exercisable warrants and options, Mr. Das would beneficially own 1.03% of the Company’s outstanding common stock. As of June 30, 2014, Mr. Das had not exercised any of these currently outstanding warrants and options and without the exercise of Mr. Das’ outstanding warrants and options, Mr. Das has a 0.59% ownership of our issued and outstanding common stock.

(6) Mr. Sparrow has served the Company as director and Chief Financial Officer, Corporate Secretary and Treasurer since February 9, 2004. Mr. Sparrow beneficially owns 1,650,000 shares of our common stock, of which 600,000 shares are held directly and 1,050,000 are held indirectly by Concorde Consulting, a private corporation owned 100% by Mr. Sparrow. Mr. Sparrow also presently holds indirectly, through Concorde Consulting, exercisable options to acquire 500,000 shares of our common stock. Mr. Sparrow also presently holds directly exercisable options to acquire an additional 150,000 shares of our common stock. Assuming the issuance of 650,000 shares of common stock, pursuant to the exercise of Mr. Sparrow’s presently exercisable options, Mr. Sparrow would beneficially own 1.00% of the Company’s issued and outstanding common stock. As of June 30, 2014, Mr. Sparrow had not exercised any of these currently outstanding options and without the exercise of Mr. Sparrow’s outstanding options, Mr. Sparrow has a 0.72% ownership of our issued and outstanding common stock.

(7) Mr. Said Arrata has served the Company as director since March 8, 2011. Mr. Arrata beneficially and directly owns 1,100,000 shares of our common stock. Mr. Arrata also presently holds directly exercisable options to acquire an additional 150,000 shares of our common stock. Assuming the issuance of 150,000 shares of our common stock, pursuant to the exercise of Mr. Arrata’s presently exercisable options, Mr. Arrata would beneficially own 0.54% of the Company’s outstanding common stock. As of June 30, 2014, Mr. Arrata had not exercised any of these currently outstanding options and without the exercise of Mr. Arrata’s outstanding options, Mr. Arrata has a 0.48% ownership of our issued and outstanding common stock.

(8) Mr. David Roff has served the Company as director since April 3, 2006. Mr. Roff beneficially and directly owns 762,441 shares of our common stock. Mr. Roff also presently holds directly exercisable options to acquire an additional 150,000 shares of our common stock. Assuming the issuance of 150,000 shares of our common stock, pursuant to the exercise of Mr. Roff’s presently exercisable options, Mr. Roff would beneficially own 0.40% of the Company’s outstanding common stock. As of June 30, 2014, Mr. Roff had not exercised any of these currently outstanding options and without the exercise of Mr. Roff’s outstanding options, Mr. Roff has a 0.33% ownership of our issued and outstanding common stock.

(9) Mr. Pascal Nodé-Langlois has served the Company as director since December 4, 2014. Mr. Nodé-Langlois beneficially and directly owns no shares of our common stock. However, Nodé-Langlois presently holds directly exercisable options to acquire 150,000 shares of our common stock. Assuming the issuance of 150,000 shares of our common stock, pursuant to the exercise of Mr. Nodé-Langlois’ presently exercisable options, Mr. Nodé-Langlois would beneficially own 0.07% of the Company’s issued and outstanding common stock. As of June 30, 2014, Mr. Nodé-Langlois had not exercised any of these currently outstanding options and without the exercise of Mr. Nodé-Langlois’ outstanding options, Mr. Nodé-Langlois has 0.0% ownership of our issued and outstanding common stock.

(10) No shares have been pledged as security by directors, nominees or executive officers. The Company has no knowledge of any other arrangements, including any pledge by any person of the Company’s securities, the operation of which may at a subsequent date result in a Change of Control of the Company.

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CORPORATE GOVERNANCE

Director Independence

We have not formally adopted NASDAQ standards for director independence, but in making a determination on our Board of Director’s independence under the standards for independence set forth by the NASDAQ Stock Market Rule 5605(a)(2) and pursuant to Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we determined that as of June 30, 2014, our Board consisted of four independent and three non-independent directors. The directors of the Company, when they became directors of the Company and the Company’s opinion as to each director’s independence are as follows:

As at June 30, 2014
Name	Year When First Appointed as Director
Mr. Said Arrata	2011	Independent director
Mr. Satya Brata Das	2011	Independent director
Mr. Pascal Nodé-Langlois	2013	Independent director
Mr. David Roff	2006	Independent director
Dr. Horst A. Schmid	2004	Non-independent director
Mr. Curtis James Sparrow	2004	Non-independent director
Mr. Malik Youyou	2008	Non-independent director

Corporate Governance and Nominating Committee

We currently do not have a corporate governance committee or standing nominating committee, nor do we have a corporate governance charter or nominating committee charter or policies due to the relatively small size of the Company. Our Board believes that our entire Board consisting of Mr. Said Arrata, Mr. Satya Brata Das, Mr. Pascal Nodé-Langlois, Mr. David Roff, Dr. Horst A. Schmid, Mr. Curtis James Sparrow and Mr. Malik Youyou, can adequately perform the functions of a corporate governance committee and nominating committee, which includes considering potential director nominees, therefore fulfilling the role of a nominating committee. Our Board previously approved the adoption of the formation of a corporate governance and nominating committee and is currently in the process of developing a corporate governance and nominating committee charter. Our Board also previously designated Mr. Said Arrata, Mr. Satya Brata Das, Mr. David Roff and Mr. Curtis Sparrow to serve on our future corporate governance committee. However, the Board is currently reviewing independence requirements of the previously designated directors. Once our Board formerly adopts our corporate governance and nominating committee written charter, the Board will appoint only directors of the Company that meet the independence requirements, as set out under the NASDAQ Stock Market Rule 5605(a)(2) and Rule 10A-3 of the Exchange Act, to serve on its corporate governance and nominating committee. The Company has not engaged a third party to identify or evaluate or assist in identifying or evaluating potential director nominees. Although a formal process has not been adopted, our entire Board considers potential director nominees through recruitment efforts by the Board members, including both formal and informal discussions among Board members and the Chairman and executive officers of the Company.

The Board will consider director candidates recommended by shareholders of the Company as set forth in our amended and restated by-laws filed on September 3, 2009 with the SEC on Form 8-K and as set forth under Shareholder Eligibility Rule 14a-11 of the SEC. Also see “Shareholder Proposals for the Company’s Next General Meeting of Shareholders” disclosed in this proxy statement.

Board Meetings, Committees and Annual Meeting Attendance

In the September 30, 2013 fiscal year, our Board had 10 meetings or written resolutions. Each director of the Company attended 100% of all meetings held by the Board. During our September 30, 2013 fiscal year end, there were no formal committee meetings held as the Company had not adopted any formal committees. On May 24, 2013, the shareholders of more than 63.9% of the issued and outstanding shares of common stock of the Company, effected a written consent (the “Written Consent” as previously filed on Form 8-K on March 28, 2013 with the SEC) in lieu of a general meeting of the shareholders.

Our Board’s policy is to encourage all of our directors to attend each General Meeting. Such attendance allows for direct interaction between shareholders and members of our Board.

Audit Committee

We do not currently have an audit committee, nor does the Company have an audit committee charter. Our Board, consisting of Mr. Said Arrata, Mr. Satya Brata Das, Mr. Pascal Nodé-Langlois, Mr. David Roff, Dr. Horst A. Schmid, Mr. Curtis James Sparrow and Mr. Malik Youyou, currently fulfills the duties of an audit committee. Our Board acting as our audit committee reviews the Company's financial reporting process. In addition, our Board acting as our audit committee has the authority to engage public accountants to audit our annual consolidated financial statements and to determine the scope of the audit to be undertaken by such accountants. Our management has the primary responsibility for the consolidated financial statements and the reporting process to the SEC. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited consolidated financial statements to generally accepted accounting principles. The Company's independent registered public accounting firm reports directly to management and management reports directly to the Board. The Board reviews and discusses with our management our audited consolidated financial statements. On our Board, we have an independent financial expert who qualifies as a financial expert once our Board formally adopts an Audit Committee. Mr. David Roff, a director serving on our Board, is a chartered accountant, with a B.A. degree from the University of Western Ontario, and has worked as an auditor from 1995 to 1998. Mr. Roff has also worked with a number of small capital public companies over the past 15 years as an officer, director or consultant. Mr. David Roff is a Certified Public Accountant and a Chartered Accountant in good standing since 1995.

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Our Board has supported the adoption of the formation of an audit committee and is currently in the process of developing an audit committee charter and reviewing director independence for those directors who will serve on the Company’s audit committee. We have not formally adopted NASDAQ standards for director independence, but in making a determination on our Board’s independence, under the standards for independence set forth by the NASDAQ Stock Market Rule 5605(a)(2) and pursuant to Rule 10A-3 of the Securities Exchange Act of 1934, as amended, we determined that as of June 30, 2014, our Board consisted of four independent and three non-independent directors. It was determined that Dr. Horst A. Schmid and Mr. Curtis Sparrow, who serve as directors of the Company, are not independent because they serve the Company as President and CEO and Chief Financial Officer, respectively. It was also determined that because Mr. Malik Youyou, who serves as a director and Vice Chairman of the Company, is not independent because he owns a controlling interest of our issued and outstanding common stock.

Compensation Committee

The Company currently does not have a standing compensation committee or a committee performing similar functions due to the relatively small size of the Company. The Company does not have a compensation committee charter or policy. Currently, our entire Board (Mr. Said Arrata, Mr. Satya Brata Das, Mr. Pascal Nodé-Langlois, Mr. David Roff, Dr. Horst A. Schmid, Mr. Curtis James Sparrow and Mr. Malik Youyou) review all compensation paid to the officers and directors of the Company. Although a formal process has not been adopted by the Board, the entire Board determines and recommends the amount or form of executive and director compensation through both formal and informal discussions among the Board members and executive officers of the Company. The Company has not engaged a third party in determining or recommending the amount or form of executive and director compensation.

However, our Board has supported the adoption of the formation of a compensation committee and is currently in the process of developing a compensation committee charter and reviewing director independence for those directors who will serve on the Company’s compensation committee.

Communicating with the Board

We recognize the investment in the Company that shareholders of our common stock have made and accordingly, we are committed to the open exchange of ideas, concerns and suggestions with our shareholders. Shareholders desiring to communicate with the Board of the Company can do so by mailing a letter to the attention of the Chairman of the Board addressed to the Company’s corporate office at Suite 700, 10150 – 100 Street NW, Edmonton, Alberta, T5J 0P6.

Board leadership structure and role in risk oversight

As of September 30, 2013, Dr. Horst A. Schmid is our President and Chief Executive Officer and also serves as the Chairman of the Board. Because of the small size of the Company, we do not have a lead independent director. The Board does not currently have a policy as to whether the role of President and Chief Executive Officer and Chairman should be separate, and it has the ability to separate these roles in the future if it determines that such a separation would be in the best interest of the Company and its Shareholders. As of June 30, 2014, the Company’s Board consisted of four independent and three non-independent directors. Our independent directors take an active role on the Board and make up half of the Board. On December 4, 2013, the Board appointed Mr. Pascal Nodé-Langlois to serve on the Board as an independent director. As of December 4, 2013, we have a majority of independent directors serving on the Board. Given the size of the Company, the entire Board believes that our current board leadership structure is appropriate at this time and that Dr. Horst A. Schmid and Mr. Curtis Sparrow bring valuable industry experience and historical knowledge of the Company’s history.

The Board does not believe that its leadership structure affects the Board’s role in risk oversight. Risks that could affect the Company (including liquidity, credit, operations and regulatory compliance) are an integral part of Board deliberations throughout the year. The Board performs the role of risk oversight and includes all of our executive officers. Our management submits weekly updates to the Board for review and discussion. These weekly updates include, but are not limited to, regulatory disclosure, administrative and operational updates, weekly financial status and discussion of major expenditures. Our independent Board members regularly discuss their concerns and observations regarding all aspects of the Company’s business plans, risks and operations. These weekly updates facilitate discussions regarding risk-related information or concerns between the Board and our management. Dr. Horst A. Schmid and the entire Board form the agendas for all Board meetings.

Involvement in Certain Legal Proceedings

Neither the Company nor any of its property is currently subject to any material legal proceedings or other adverse regulatory proceedings. We do not currently know of any material proceedings to which any director, proposed director, executive officer or affiliate of the Company, any owner of record of beneficially more than 5% of our voting shares, or any associate of any such director, executive officer, affiliate of the Company, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. None of our directors, proposed directors or executive officers has, during the past ten years, been involved in any material bankruptcy, criminal or securities law proceedings.

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Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of the senior management of the Company. There are no arrangements or understandings with customers, suppliers or others, pursuant to which any member of the Board or member of the senior management was selected.

DIRECTOR COMPENSATION

On November 28, 2005, the Board adopted the Deep Well Oil & Gas, Inc. Stock Option Plan. The Stock Option Plan was approved by the majority of shareholders at the February 24, 2010 general meeting of shareholders. The Stock Option Plan is administered by the Board and permits options to acquire shares of Deep Well’s common stock to be granted to directors of the Company. The vesting of such director options will occur only if the holder of the options continues to provide services to the Company during the immediate annual period preceding the relevant vesting date. The options will terminate at the close of business five years from the date of grant.

On March 23, 2011, the Board granted each of its directors, Dr. Horst A. Schmid, Mr. Said Arrata, Mr. Satya Das, Mr. David Roff, Mr. Curtis Sparrow and Mr. Malik Youyou, options to purchase 450,000 shares each of common stock at an exercise price of $0.14 per common share, 150,000 vesting immediately and the remaining vesting one-third on March 23, 2012, and one-third on March 23, 2013, with such options expiring on March 23, 2016.

On June 20, 2013, the Board granted each of its directors, Dr. Horst A. Schmid, Mr. Said Arrata, Mr. Satya Das, Mr. David Roff, Mr. Curtis Sparrow and Mr. Malik Youyou, options to purchase 450,000 shares each of common stock at an exercise price of $0.05 per common share, 150,000 vesting immediately and the remaining vesting one-third on June 20, 2014, and one-third on June 20, 2015, with such options expiring on June 20, 2018.

Director Compensation at September 30, 2013
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mr. Said Arrata(2)	-	-	12,358	-	-	-	12,358
Mr. Satya Brata Das(3)	-	-	12,358	-	-	-	12,358
Mr. David Roff(4)	-	-	12,358	-	-	-	12,358
Dr. Horst A. Schmid(5)	-	-	12,358	-	-	-	12,358
Mr. Curtis James Sparrow(6)	-	-	12,358	-	-	-	12,358
Mr. Malik Youyou(7)	-	-	12,358	-	-	-	12,358

(1) These estimated valuations include the value of the vested options received by the directors on March 23, 2011 and June 20, 2013 as described in the narrative above under Director Compensation.

(2) Mr. Said Arrata has served the Company as Director since March 8, 2011.

(3) Mr. Satya Brata Das has served the Company as Director since March 8, 2011.

(4) Mr. David Roff has served the Company as Director since April 3, 2006.

(5) Dr. Horst A. Schmid has served the Company as Director since February 6, 2004.

(6) Mr. Curtis Sparrow has served the Company as Director since February 6, 2004.

(7) Mr. Malik Youyou has served the Company as Director since August 20, 2008.

RELATED PARTY TRANSACTIONS

We have no written policies or procedures to review, approve or ratify transactions with related persons. However, the Board reviews and approves all significant transactions with related persons.

The Company plans to develop a policy and procedure to ensure the disclosure and review of transactions involving the Company and related-persons. Currently, our management submits weekly updates to the entire Board for review and discussion. These weekly updates include, but are not limited to, weekly financial status and related-party transactions. These weekly updates facilitate discussions between the Board and our management. We recorded the following related party transactions since the beginning of the fiscal year ended September 30, 2013, which were more than $120,000 in the fiscal year with related parties. For further information, see “Executive Compensation” disclosed herein:

We incurred expenses totalling $275,800 to two related parties (i) Concorde Consulting, a company 100% owned by Mr. Curtis Sparrow, in the amount of $177,300 for professional fees for providing services to the Company as Chief Financial Officer, Corporate Secretary and Treasure during the year ended September 30, 2013, (ii) Portwest Investments Ltd., a company 100% owned by Dr. Horst A. Schmid, for professional fees for providing services to the Company as President and CEO during the year ended September 30, 2013, of which $98,500 of expenses related to Portwest Investments Ltd. was reversed as part of the Amending Agreement, referred to under “Executive Compensation” disclosed herein. These amounts are included in the balance of accounts payable – related parties as of September 30, 2013.

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As of June 30, 2013, we received a loan for $260,000 as a note payable from Mr. Malik Youyou a director of the Company. On August 15, 2013, the loan payable was offset by the amount of $70,500 for exercising his director’s stock options reducing the total loan payable to $189,500 as of September 30, 2013.

EXECUTIVE OFFICERS

The executive officers of the Company shall be elected by the Board at its General Meeting or at such other time or times as the Board shall determine.

Each executive officer of the Company shall hold office for the term for which he or she is elected and until such executive officer’s successor is elected and qualifies or until such executive officer’s earlier death, resignation or removal. Any executive officer may resign at any time upon written notice to the Company. Any executive officer may be removed at any time, with or without cause, by the Board. Any vacancy occurring in any office of the Company may be filled by the Board. There are no arrangements or understanding between any executive officer of the Company and any other person pursuant to which any executive officer was selected as an officer of the Company.

The following table and narrative provides certain information concerning the executive officers of the Company as of June 30, 2014:

Name	Age	Position/Office	Contract Term Expiry Date
Dr. Horst A. Schmid	81	President and Chief Executive Officer	(1)
Mr. Curtis James Sparrow	57	Chief Financial Officer, Secretary and Treasurer	(2)

(1) Portwest Investments Ltd.’s contract terminates on December 31, 2014. Portwest Investments Ltd. is a company owned 100% by Dr. Horst A. Schmid for providing services as Chief Executive Officer and President to our Company.
(2) Concorde Consulting’s contract term continues until Mr. Sparrow’s resignation or until a successor is elected and qualifies. Concorde Consulting is a company owned 100% by Mr. Curtis James Sparrow for providing services as Chief Financial Officer, Corporate Secretary and Treasurer to our Company.

Dr. Horst A. Schmid has served as director and Chairman of the Board of the Company since February 6, 2004 to present. Since June 29, 2005 to present, he has been the Chief Executive Officer and President of the Company. From September 1996 to present, Dr. Schmid has been director, President and Chief Executive Officer of Portwest Investment Ltd., a private firm, located in Edmonton, Alberta, Canada. Prior to that, Dr. Schmid spent 15 years as Cabinet Minister for the Government of Alberta and 10 years as Commissioner General for Trade and Tourism for the province of Alberta. During that time, he was involved in numerous successful overseas negotiations for the Alberta Oil & Gas Industry, achieving major contracts for Alberta Exploration/Production/Service Companies. He is the recipient of many Canadian and International Awards for his accomplishments. Dr. Schmid received an Honorary Law Degree from the University of Alberta.

Mr. Curtis James Sparrow has served as director of the Company since February 6, 2004. Mr. Sparrow has also been the Chief Financial Officer, Corporate Secretary and Treasurer of the Company. Since the mid-1980s, Mr. Sparrow has been a self-employed management consultant specializing in the natural resource sector. Mr. Sparrow has been involved in the oil and gas industry in various capacities for over 35 years. He has held directorships and senior officer positions with junior exploration and development companies before becoming a self-employed consultant. He has also participated in the marketing side of the oil and gas industry, and was part of an acquisition team formed to assess and develop a bid for a multi-billion dollar integrated oil company. His experience also includes corporate and project management, international businesses and mining. Mr. Sparrow received his Bachelor of Science Degree in Engineering and Masters Degree in Business Administration from the University of Alberta. Mr. Sparrow is also a registered Professional Engineer.

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EXECUTIVE COMPENSATION

The following table provides information about the compensation paid to, earned or received during the last two fiscal years ended September 30, 2013 and September 30, 2012, by the executive officers listed below (the “Named Executive Officers”).

Executive Compensation Summary

Name and Principal Position	Fiscal Year Sept. 30	Fee $Cdn		Bonus $US	Stock Awards $US	Option Awards $US		Non-Equity Incentive Plan Compen-sation $US	Non-qualified Deferred Compen-sation Earnings $US	All Other Compen-sation $US	Total $US
Dr. Horst A. Schmid (1)	2013	$-	(2)	$-	$-	$36,496	(3)	$-	$-	$-	$36,496	(7)
President and	2012	$3,909	(2)	$-	$-	$18,111	(3)	-	$-	$-	$22,083	(7)
Chief Executive Officer

Mr. Curtis James Sparrow (4)	2013	$180,000	(5)	$-	$-	$36,496	(6)	$-	$-	$-	$211,510	(7)
Chief Financial Officer	2012	$180,000	(5)	$-	$-	$18,111	(6)	-	$-	$-	$200,991	(7)

(1) Dr. Horst A. Schmid has served the Company as director and Chairman of the Board since February 6, 2004. From June 29, 2005 to present, Dr. Schmid has been the President and Chief Executive Officer of the Company.

(2) Portwest Investments Ltd., a company owned 100% by Dr. Horst A. Schmid, provided services as Chief Executive Officer and President to the Company for $Nil for the 2013 fiscal year and $3,909 Cdn for the 2012 fiscal year.

(3) On March 23, 2011, our Board granted Dr. Schmid, as a Director of the Company, options to purchase 450,000 shares of common stock at an exercise price of $0.14 per common share, 150,000 vesting immediately and the remaining vesting one-third on March 23, 2012, and one-third on March 23, 2013, with a five-year life, and as of September 30, 2013, Dr. Schmid had not exercised any of these options. On June 30, 2013, our Board granted Dr. Schmid, as a Director of the Company, options to purchase 450,000 shares of common stock at an exercise price of $0.05 per common share, 150,000 vesting immediately and the remaining vesting one-third on June 20, 2014, and one-third on June 20, 2015, with a five-year life, and on August 12, 2013, Dr. Schmid acquired 150,000 shares of the Company’s common stock upon the exercise of some of these options for an exercise price of $0.05 per common share. Also on June 20, 2013, our Board granted Portwest Investments Ltd. options to purchase 1,000,000 shares of common stock at an exercise price of $0.05 per common share, with one-half vesting immediately and one-half vesting on June 20, 2014, with a five-year life, and as of September 30, 2013, Portwest Investments Ltd. had not exercised any of these options.

(4) Mr. Curtis James Sparrow has served the Company as director since February 6, 2004. From February 9, 2004 to present, Mr. Sparrow has been the Chief Financial Officer, Corporate Secretary and Treasurer of the Company.

(5) Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow, provided services as Chief Financial Officer to the Company for $180,000 Cdn for the 2013 fiscal year and $180,000 Cdn for the 2012 fiscal year. As of September 30, 2013 and September 30, 2012, the Company owed Concorde Consulting $16,225 Cdn and $138,725 Cdn, respectively.

(6) On March 23, 2011, our Board granted Mr. Sparrow, as a Director of the Company, options to purchase 450,000 shares of common stock at an exercise price of $0.14 per common share, 150,000 vesting immediately and the remaining vesting one-third on March 23, 2012, and one-third on March 23, 2013, with a five-year life, and on August 12, 2013, Mr. Sparrow acquired 450,000 shares of the Company’s common stock upon the exercise of these options for an exercise price of $0.14 per common share. On June 30, 2013, our Board granted Mr. Sparrow, as a Director of the Company, options to purchase 450,000 shares of common stock at an exercise price of $0.05 per common share, 150,000 vesting immediately and the remaining vesting one-third on June 20, 2014, and one-third on June 20, 2015, with a five-year life, and on August 12, 2013, Mr. Sparrow acquired 150,000 shares of the Company’s common stock upon the exercise of these options for an exercise price of $0.05 per common share. Also on June 20, 2013, our Board granted Concorde Consulting options to purchase 1,000,000 shares of common stock at an exercise price of $0.05 per common share, with one-half vesting immediately and one-half vesting on June 20, 2014, with a five-year life, and on August 12, 2013, Concorde Consulting acquired 500,000 shares of the Company’s common stock upon the exercise of half of these options for an exercise price of $0.05 per common share.

(7) The Cdn dollar amounts in the fee column for Dr. Schmid’s and Mr. Sparrow’s September 30, 2013 and 2012 fiscal year fees were converted to US$ in the total column of this table based on the year-end exchange rates of $0.9723 and $1.016, respectively.

The Board of the Company regularly reviews all compensation paid to executive officers of the Company.

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Compensation Arrangements for Executive Officers

The Company currently does not provide retirement benefits to its executive officers.

The Company has entered into the following contracts with the following companies for services of certain executive officers of the Company:

1.	Portwest Investments Ltd. (“Portwest”), a company owned 100% by Dr. Horst A. Schmid, for providing services as Chief Executive Officer and President to the Company for $12,500 Cdn per month. On July 1, 2005, the Company entered into a consulting agreement (the “Prior Agreement”) with Portwest, as filed with the Company’s annual report on Form 10-KSB filed on February 23, 2007, and incorporated by reference herein. On July 10, 2013, the Company and Portwest agreed to amend the Prior Agreement, as filed on Form 8-K on July 17, 2014, (the “Amending Agreement”) whereby the following was settled and amended:

a)	Effective date of the Amending Agreement will be June 20, 2013;

b)	Term of Agreement will be until December 31, 2014;

c)	Dr. Schmid shall continue to provide services as Chief Executive Officer and President of the Company until the termination of the Agreement;
d)	The fees payable to Portwest in the Prior Agreement will be terminated and the Company will grant Portwest 5-year options on 1,000,000 of its common shares exercisable at $0.05 per share. One-half of these shares were vested immediately and the remaining one-half vested on June 20, 2014;
e)	Portwest will receive:
i.	$70,000 Cdn, and
ii.	850,000 units of the Company’s shares and warrants at a price of $0.05 per unit. Each unit shall be comprised of one restricted Company common share and one 3 year full warrant entitling Portwest to be able to purchase another share for $0.075. The warrants expire on June 20, 2016.

as consideration for the execution of the Amending Agreement and the termination of parts of the Prior Agreement, and waiving $239,528 Cdn accrued by the Company as owing to Portwest. As of September 30, 2013 to present, the Company has settled all outstanding amounts owed to Portwest.

2.	Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow, for providing services as Chief Financial Officer for $15,000 Cdn per month. As of September 30, 2013 and September 30, 2012, the Company owed Concorde Consulting $16,225 Cdn and $138,725 Cdn, respectively, these outstanding amounts have since been paid to Concorde Consulting.

On March 23, 2011, and as herein reported under the Executive Compensation Summary, our Board granted Dr. Schmid and Mr. Sparrow, as directors of the Company, options to purchase 450,000 shares each of common stock at an exercise price of $0.14 per common share, one-third vesting immediately, one-third vesting on March 23, 2012, and one-third vesting on March 23, 2013, each with a five-year life.

On June 20, 2013, and as herein reported under the Executive Compensation Summary, our Board granted Dr. Schmid and Mr. Sparrow, as directors of the Company, options to purchase 450,000 shares each of common stock at an exercise price of $0.05 per common share, one-third vesting immediately, one-third vesting on June 20, 2014, and one-third on June 20, 2015, each with a five-year life.

Outstanding Equity Awards Granted to Executive Officers at September 30, 2013

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dr. Horst A. Schmid (1)	500,000	500,000	-	$0.05	06/20/2018	-	-	-	-
Mr. Curtis James Sparrow (2)	-	500,000	-	$0.05	06/20/2018	-	-	-	-

(1) On June 20, 2013, Portwest Investments Ltd., a company owned 100% by Dr. Horst A. Schmid, was granted options to purchase 1,000,000 shares of common stock for providing consulting services as President and Chief Executive Officer of the Company, half vesting immediately and the other half vesting on June 20, 2013. See the Executive Compensation table for more disclosure. As of the date of this report, Dr. Schmid has not exercised any of these stock options.

(2) On June 20, 2013, Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow, was granted options to purchase 1,000,000 shares of common stock for providing consulting services as Chief Financial Officer of the Company, half vesting immediately and the other half vesting on June 20, 2013. See the Executive Compensation table for more disclosure. On August 12, 2013, Mr. Sparrow acquired 500,000 common shares, upon exercising stock options, at an exercise price of $0.05 per common share.

15

CHANGES IN CONTROL

Except as described below, the Company is not aware of any arrangement that may result in a change in control of the Company or its subsidiary companies.

As of June 30, 2014, and based solely on Mr. Youyou’s filed Form 4s and Amended Schedule 13Ds, Mr. Youyou, a director of the Company, beneficially owns 113,022,394 shares of common stock (not including Mr. Youyou’s presently outstanding warrants and options) of the Company of which: 1) 102,900,200 shares were directly acquired pursuant to five subscription agreements dated June 22, 2007, August 14, 2008, October 31, 2008, November 9, 2010 and November 23, 2013 for a total aggregate price of $20,000,000 for all five private placement transactions; 2) 7,847,352 shares were indirectly acquired pursuant to open market purchases through Westline Enterprises Limited, a corporation 100% owned by Mr. Youyou; 3) 600,000 shares were directly acquired of pursuant to the exercise of Mr. Youyou’s options issued to him as a director of the Company; and 4) another 1,674,842 shares were directly acquired through open market purchases. Pursuant to the five private placements, Mr. Youyou also received warrants to acquire an additional 107,900,200 shares of our common stock of which 36,471,630 warrants have since expired unexercised. Mr. Youyou presently has 71,428,570 exercisable warrants and 150,000 options to acquire shares of our common stock. As of the date of this report, Mr. Youyou has 49.28% of the issued and outstanding common stock of the Company. If Mr. Youyou were to exercise all of his warrants and options to acquire an additional 71,578,570 shares of our common stock, and if nobody else exercised their warrants or options, Mr. Youyou would have 61.35% of our issued and outstanding common stock. As of the date of this report, Mr. Youyou has not exercised any of his outstanding warrants or options. Mr. Youyou became a director of the Company on August 20, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC, and to furnish to the Company copies of such reports. Based solely on the review of Forms 3 and 4 received by the Company during the September 30, 2013 fiscal year, as required under Section 16(a)(2) of the Exchange Act, the following directors, although they reported all their transactions as required on either a Form 3 or Form 4, did not report on a timely basis as follows: Mr. Said Arrata, a director of the Company, filed one Form 4 late (4 transactions); Mr. Satya Brata Das, a director of the Company, filed two Form 4 late (5 transactions); Mr. David Roff, a director of the Company, filed two Form 4 late (5 transactions); Dr. Horst A. Schmid, a director of the Company, filed two Form 4 late (8 transactions); Mr. Curtis Sparrow, director of the Company, filed two Form 4 late (8 transactions); Mr. Malik Youyou, a director and a 10% or more beneficial owner of the Company, filed two Form 4 late (20 transactions); and MPI S.A., a 10% or more beneficial owner of the Company, filed one Form 3 late (1 transaction).

16

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our amended and restated by-laws provide that the total number of directors constituting the entire Board shall be not less than 3 nor more than 15, with the then-authorized number of directors being fixed from time to time by the Board. Directors need not be shareholders. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal. The members of the Board shall serve for until the next general meeting of shareholders and until their successors have been elected. Directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares present in person or represented by proxy at the meeting and entitled to vote in the election.

At the General Meeting, seven directors are to be elected. The Board has proposed the nominees listed below for election to serve until the next General Meeting, or until their successors are duly elected and qualified. All of the nominees listed below currently serve as directors of the Company and all of the nominees were recommended for re-election by our Board.

You are being requested to vote on the director nominees in Proposal No. 1 of this proxy statement.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees below has agreed to serve until the next General Meeting. If any of them should become unable to serve as a director, the Board may designate a substitute nominee. In that case, the proxies will be voted for the substitute nominee or nominees to be designated by the Board. If no substitute nominees are available, the size of the Board will be reduced.

None of our directors or executive officers is related to one another.

The following sets forth information, as of the date of this Proxy Statement concerning the seven director nominees to be re-elected to serve on the Company’s Board:

Name	Age	Director Since	Position/Office
Mr. Said Arrata	73	2011	Director
Mr. Satya Brata Das	58	2011	Director
Mr. Pascal Nodé-Langlois	67	2013	Director
Mr. David Roff	43	2006	Director
Dr. Horst A. Schmid	81	2004	Director and Chairman of the Board, President and Chief Executive Officer
Mr. Curtis James Sparrow	57	2004	Director and Chief Financial Officer, Secretary and Treasurer
Mr. Malik Youyou	61	2008	Director and Vice Chairman

Business Experience of Nominees

Mr. Said Arrata has served as director of Deep Well since March 8, 2011 to present. The Board has determined that Mr. Arrata should serve as a director to gain from his significant experience as a highly experienced energy executive who brings a sophisticated understanding of energy company development to the Deep Well Board of Directors. Mr. Arrata is the Chairman of the Board of Directors and CEO of Sea Dragon Energy Inc., a firm domiciled in Calgary, Alberta, devoted exclusively to overseas production, concentrated in Egypt. In 2007, the company he co-founded, Centurion Energy, was sold for $1.2 billion to Dana Gas and Mr. Arrata subsequently established Sea Dragon Energy Inc. Since May of 2007, Mr. Arrata has been a board member of Dana Gas Inc., a company which operates oil and gas concessions in Egypt and the Province of Kurdistan. Reputed as a company-builder, he focused on building maximum value for shareholders during his more than 40 years in the oil and gas industry during which he held management and board positions with major oil and gas companies in Canada and overseas. Mr. Arrata holds a B.Sc. degree in Petroleum Engineering along with several post-graduate accreditations at various universities in North America and is an active member of several professional engineering and industry associations.

Mr. Satya Brata Das has served as director of Deep Well since March 8, 2011. Mr. Das offers strategic advice and guidance to public and private sector leaders as co-founder, director and Principal of Edmonton-based Cambridge Strategies Inc. A public policy expert on the sustainable development of heavy oil and the oil sands, he is the author of “Green Oil: Clean Energy for the 21st Century?” A frequent commentator on air, in print and on podiums, Mr. Das brings his deep experience and insight on public policy issues to the Deep Well Board. A former columnist, foreign correspondent and editorialist, Mr. Das has advised at the highest levels of municipal, provincial and national governments in Canada. The Board has determined that Mr. Das should serve as a director to gain from his significant experience in providing strategic advice and guidance to public and private sector leaders.

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Dr. Horst A. Schmid has served as director and Chairman of the Board of Deep Well since February 6, 2004. Since June 29, 2005, he has been the Chief Executive Officer and President of Deep Well. From September 1996 to present, Dr. Schmid has been the director, President and Chief Executive Officer of Portwest Investment Ltd., a private firm, located in Edmonton, Alberta, Canada. Prior to that, Dr. Schmid spent 15 years as Cabinet Minister for the Government of Alberta and 10 years as Commissioner General for Trade and Tourism for Alberta. During that time, he was involved in numerous successful overseas negotiations for the Alberta Oil & Gas Industry, achieving major contracts for Alberta Exploration/Production/Service Companies. He is the recipient of many Canadian and International Awards for his accomplishments. Dr. Schmid received an Honorary Law Degree from the University of Alberta. The Board has determined that Dr. Schmid should serve as a director to gain from his significant leadership experience.

Mr. Curtis James Sparrow has served as director of Deep Well since February 6, 2004. Mr. Sparrow has also been the Chief Financial Officer, Corporate Secretary and Treasurer of Deep Well. Since the mid-1980s, Mr. Sparrow has been a self-employed management consultant specializing in the natural resource sector. Mr. Sparrow has been involved in the oil and gas industry in various capacities for over 35 years. He has held directorships and senior officer positions with junior exploration and development companies before becoming a self-employed consultant. He has also participated in the marketing side of the oil and gas industry, and was part of an acquisition team formed to assess and develop a bid for a multi-billion dollar integrated oil company. His experience also includes corporate and project management, international businesses and mining. Mr. Sparrow received his Bachelor of Science Degree in Engineering and Master’s Degree in Business Administration from the University of Alberta. Mr. Sparrow is also a registered Professional Engineer. The Board has determined that Mr. Sparrow should serve as a director to gain from his significant experience in the natural resources sector.

Mr. David Roff has served as a director of Deep Well since April 3, 2006. Mr. Roff is the co-president of Brave Investment Corporation, a private consulting and investment company and has held this position since 2001. Mr. Roff has extensive experience working with small capital public and private companies for more than fifteen years as an officer, director or consultant. Prior to that, Mr. Roff was a management consultant for Coopers & Lybrand Consulting where he advised large financial institutions, investment fund complexes and other organizations on technology and internal control strategies. Mr. Roff is a Chartered Accountant with a B.A. degree from the University of Western Ontario and has worked as an auditor for a large international Public Accounting firm from 1995 to 1998. Mr. David Roff is a Certified Public Accountant and a Chartered Accountant in good standing since 1995. The Board has determined that Mr. Roff should serve as a director to gain from his significant consulting experience.

Mr. Malik Youyou has served as director of Deep Well since August 20, 2008 and Vice Chairman of Deep Well since January 1, 2014. Mr. Youyou is an experienced international entrepreneur, investor and director of several companies. With more than three decades of business experience in highly competitive global markets, beginning in his native France, Mr. Youyou brings a strong international perspective to Deep Well's Board. Mr. Youyou has created and led several companies involved in the development, branding, and marketing of luxury goods from leading international houses. The Board has determined that Mr. Youyou should serve as a director to gain from his significant highly successful business experience.

Mr. Pascal Nodé-Langlois has served as director of Deep Well since December 4, 2013. Mr. Nodé-Langlois is a French entrepreneur with a broad experience in banking. In 1975, he founded the company Stock and Commodity Services SA (SCS), in Switzerland. In 1991, SCS became Banque SCS Alliance SA (BSA), a fully licensed Swiss bank with branches in Switzerland and subsidiaries abroad. In 2006, after a consistent career of more than 30 years as the principal owner, Managing Director and Chairman of the Board of BSA (previously SCS), Mr. Nodé-Langlois sold his stake in the bank. In 2007, he founded a new financial boutique, in Luxembourg: Voltaire Group SA. This company operates as a holding company. It acquires majority participations and/or creates operating companies with the aim to cover a large portion of the different financial services corresponding to the field of expertise that Mr. Nodé-Langlois developed during his previous activity in banking. Its main present participation is PARfinance SA, a Swiss registered wealth management company. The Board has determined that Mr. Nodé-Langlois should serve as a director to gain from his significant experience in banking.

Vote Required

Directors are elected by a plurality of the votes cast. This means that the individuals nominated for election to the Board as directors who receive the most FOR votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority to be elected directors.

Recommendation of the Board

Our Board recommends that shareholders vote FOR the election of all the nominees to the Board as directors of the Company.

18

AUDIT COMMITTEE REPORT

The entire Board acted as our audit committee for the fiscal year ended September 30, 2013. The following report of the Board shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates the reference in any such document. We have not adopted standards for director independence, but in making a determination on our Board of Director’s independence under the standards for independence set forth by the NASDAQ Stock Market Rule 5605(a)(2) and pursuant to Rule 10A-3 of the Exchange Act, we determined that, as of September 30, 2013, our Board consisted of three independent and three non-independent directors. On our Board, we have an independent financial expert who qualifies as a financial expert once our Board formally adopts an Audit Committee. Mr. David Roff, a director serving on our Board, is a chartered accountant, with a B.A. degree from the University of Western Ontario, has worked as an auditor from 1995 to 1998. Mr. Roff has also worked with a number of small capital public companies over the past 15 years as an officer, director or consultant. Mr. David Roff is a Certified Public Accountant and a Chartered Accountant in good standing since 1995.

The Board acting as our audit committee reviews the Company's financial reporting process. In addition, the Board acting as our audit committee has the authority to engage public accountants to audit our annual consolidated financial statements and to determine the scope of the audit to be undertaken by such accountants.

Management has the primary responsibility for the consolidated financial statements and the reporting process to the SEC. Management performed all work relating to the preparation of the audit of our consolidated financial statements fiscal year ended September 30, 2013. The Company's independent registered public accounting firm, Sadler, Gibb & Associates, LLC (“Sadler Gibb”) is responsible for expressing an opinion on the conformity of the audited consolidated financial statements to generally accepted accounting principles. Sadler Gibb reports directly to management and management reports directly to the Board. The Board reviewed and discussed with management the Company's audited consolidated financial statements for the current fiscal year ended September 30, 2013.

Management has discussed with Sadler Gibb the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

For the fiscal year ended September 30, 2013, the Board has received and reviewed the written disclosures and the letter to management from Sadler Gibb required by the PCAOB regarding Sadler Gibb’s communications with the Board concerning independence and has discussed with Sadler Gibb its independence. Management has discussed with the Board and has considered whether the provision of services by Sadler Gibb not related to the audit of the consolidated financial statements referred to above and to the reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q or annual report on Form 10-K, are compatible with maintaining Sadler Gibb’s independence.

Based on the reviews and discussions referred to above, the Board acting as the audit committee determined that the audited consolidated financial statements referred to above be accepted and included in the Annual Report on Form 10-K accompanying this Proxy Statement for the fiscal year ended September 30, 2013.

By the Board acting as our audit committee

Mr. Said Arrata
Mr. Satya Brata Das
Mr. Pascal Nodé-Langlois
Mr. David Roff
Dr. Horst A. Schmid
Mr. Curtis J. Sparrow
Mr. Malik Youyou

19

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On November 16, 2012, the Company formally informed Madsen & Associates CPAs, Inc. of the appointment of a different auditor as the Company’s independent registered public accounting firm upon expiry of Madsen & Associates CPAs, Inc. term of appointment. The reports of Madsen & Associates CPAs, Inc. on the Company’s financial statements as of and for the years ended September 30, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Company’s Board of Directors participated in and approved the decision to appoint a different independent registered public accounting firm upon expiry of Madsen & Associates CPAs, Inc.’s term of appointment. This decision was formally finalized on December 11, 2012.

During the years ended September 30, 2011, and 2010, and through November 16, 2012, there were no disagreements with Madsen & Associates CPAs, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen & Associates CPAs, Inc. would have caused them to make reference thereto in connection with their report on the financial statements for such years. The Company requested that Madsen & Associates CPAs, Inc. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. For further information see Form 8-K filed on December 17, 2012 and incorporated herein by reference.

On November 16, 2012, the Company engaged Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as its new independent registered public accounting firm. During the years ended September 30, 2011 and 2010, and through November 16, 2012, the Company had not consulted with Sadler Gibb regarding any of the following:

i.	The application of accounting principles to a specific transaction, either completed or proposed;

ii.	The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Sadler Gibb concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

iii.	Any matter that was subject of a disagreement, as that term is defined in Item 304 of Regulation S-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ FEES

In the fiscal year ended September 30, 2013, we paid Collins Barrow, an independent third party, PCAOB registered, chartered accounting firm fees of Cdn $10,500 relating to the preparation of the Company’s tax returns. All of our quarterly financial statements for the fiscal year ended September 30, 2013 were reviewed by Sadler Gibb and our annual consolidated financial statements for the fiscal year ended September 30, 2013 were also audited by Sadler Gibb. In the fiscal year ended September 30, 2012, we paid Collins Barrow fees of Cdn $23,100, relating to the preparation of the Company’s tax returns and first quarter financial statements. All of our quarterly financial statements for the fiscal year ended September 30, 2012 were reviewed by Madsen & Associates, CPA’s Inc. and our annual consolidated financial statements for the fiscal year ended September 30, 2012 were audited by Sadler Gibb.

To the Company's knowledge, a representative from Sadler Gibb is not expected to be present at the shareholders’ meeting.

The following table is a summary of the fees billed to us by Sadler Gibb for professional services for the fiscal years ended September 30, 2013 and September 30, 2012. All services and fees were pre-approved by the Board:

Fee Category	Fiscal 2013 Fees	Fiscal 2012 Fees

Audit Fees	$29,500	$25,000
Audit Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total Fees	$29,500	$25,000

Audit Fees

Audit fees consist of fees for services provided by Sadler Gibb for the audit of our annual consolidated financial statements included in the annual report on Form 10-K for the year ended September 30, 2013 and for the review of our quarterly financial statements included in our quarterly filings on Form 10-Q for the periods ending December 31, 2012, March 31, 2013 and June 30, 2013.

20

Audit Committee Pre-Approval Policies and Procedures

Our Board has pre-approved, and pre-approves, all audit and permitted non-audit services (including the fees and terms thereof) provided or to be provided by Sadler Gibb, subject to the de minimis exceptions for non-audit services as allowed by applicable law or regulation. Our Board has considered the nature and amount of the fees billed by Sadler Gibb and believes that the provision of the services for activities unrelated to the audit of our financial statements is compatible with maintaining the independence of Sadler Gibb. For 2012 and 2013, all of the services related to amounts billed by the Company's external accountants were pre-approved by the Board.

21

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

THE FISCAL YEAR ENDING SEPTEMBER 30, 2014

General

Our Board, acting as our audit committee, has appointed Sadler Gibb to be our independent registered public accounting firm, to audit our consolidated financial statements for the year ending September 30, 2014. We are asking the shareholders to ratify the appointment of Sadler Gibb to serve as our independent registered public accounting firm for the year ending September 30, 2014.

In the event shareholders fail to ratify the appointment, the Board, acting as our audit committee, may reconsider this appointment. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our shareholders’ best interests.

The Board has approved all services provided by Sadler Gibb.

Vote Required

To be approved by the shareholders, this proposal must receive the affirmative FOR vote of a majority of the votes cast on this proposal at the General Meeting.

Recommendation of the Board

Our Board recommends that shareholders vote FOR this proposal to ratify the appointment of Sadler Gibb as our independent registered public accounting firm for the year ending September 30, 2014.

22

PROPOSAL NO. 3

SAY-ON-PAY ADVISORY VOTE TO APPROVE

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the rules of the SEC.

The compensation of our named executive officers subject to the vote is disclosed under Executive Compensation and the related narrative disclosure contained in this Proxy Statement.

This vote is also commonly known as a “Say-on-Pay” vote, which gives our shareholders, the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our named executive officers described in this Proxy Statement. Our Board oversees our executive compensation of our named executive officers. We entered into certain agreements with companies owned by Dr. Horst A. Schmid on July 1, 2005 and as amended on June 20, 2013, and by Mr. Curtis Sparrow on July 1, 2005.

Compensation Arrangements for Executive Officers

The Company currently does not provide retirement benefits to its executive officers. The Board of the Company regularly review all compensation paid to executive officers of the Company.

The Company has entered into the following agreements with the following companies for services of certain executive officers of the Company:

1.	Portwest Investments Ltd. (“Portwest”), a company owned 100% by Dr. Horst A. Schmid, for providing services as Chief Executive Officer and President to the Company for $12,500 Cdn per month. On July 1, 2005, the Company entered into a consulting agreement (the “Prior Agreement”) with Portwest, as filed with the Company’s annual report on Form 10-KSB filed on February 23, 2007, and incorporated by reference herein. On July 10, 2013, the Company and Portwest agreed to amend the Prior Agreement, as filed on Form 8-K on July 17, 2014, (the “Amending Agreement”) whereby the following was settled and amended:

a)	Effective date of the Amending Agreement will be June 20, 2013;
b)	Term of Agreement will be until December 31, 2014;
c)	Dr. Schmid shall continue to provide services as Chief Executive Officer and President of the Company until the termination of the Agreement;
d)	The fees payable to Portwest in the Prior Agreement will be terminated and the Company will grant Portwest 5-year options on 1,000,000 of its common shares exercisable at $0.05 per share. One-half of these shares were vested immediately and the remaining one-half vested on June 20, 2014;
e)	Portwest will receive:

i)	$70,000 Cdn, and

ii)	850,000 units of the Company’s shares and warrants at a price of $0.05 per unit. Each unit shall be comprised of one restricted Company common share and one 3 year full warrant entitling Portwest to be able to purchase another share for $0.075. The warrants expire on June 20, 2016.

as consideration for the execution of the Amending Agreement and the termination of parts of the Prior Agreement, and waiving $239,528 Cdn accrued by the Company as owing to Portwest. As of September 30, 2013 to present, the Company had settled all outstanding amounts owed to Portwest.

2.	Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow for providing services as Chief Financial Officer for Cdn $15,000 per month. The agreement provided for an initial employment term of two calendar years from the date of the agreement. With the expiration of the initial term, the agreement automatically self-renews for an additional six month interval and thereafter on perpetual six month intervals until such time as it may be terminated in accordance with the terms of the agreement.

23

Vote Required

Accordingly, our Board is asking its shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion in this Proxy Statement, is hereby APPROVED.”

This shareholder vote on the named executive officer compensation is advisory, and therefore will not be binding on the Company or on our Board and will not affect, limit or augment any existing compensation or awards. However, we value our shareholders’ opinions and the Board will take into account the outcome of the vote when considering future compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the General Meeting.

Recommendation of the Board

Our Board recommends that shareholders vote FOR this proposal, on an advisory basis, to approve and support the compensation of the Company’s named executive officers.

24

ACTION NO. 4

SAY-WHEN-ON-PAY ADVISORY VOTE ON THE FREQUENCY

IN WHICH SHAREHOLDERS SAY-ON-PAY VOTES

General

In addition to the “Say-on-Pay” shareholder vote, shareholders are requested to vote, on an advisory (non-binding) basis, on how frequently we should present shareholders with a Say-on-Pay vote on the compensation of our named executive officers. Shareholders may elect to have a Say-on-Pay vote held annually every year, every two years or every three years. As required under SEC rules, this non-binding “Frequency Vote” must be considered by shareholders at least once every six years.

Vote Required

Accordingly, our Board is asking its shareholders to indicate, on an advisory basis, the frequency at which to present shareholders with a Say-on-Pay vote on the compensation of our named executive officers to be either:

Every one (1) year;

Every two (2) years; or

Every three (3) years

This vote on the frequency of shareholder Say-on-Pay votes is advisory, and therefore will not be binding on the Company or our Board. However, we value our shareholders’ opinions and our Board will take into account the outcome of the vote.

In voting on this proposal, shareholders should be aware that you are not voting “for” or “against” our Board recommendation on the frequency of holding advisory Shareholder Say-on-Pay votes. Rather, you are voting on your preferred voting frequency by choosing the option of one year, two years or three years.

Recommendation of the Board

Our Board recommends that shareholders vote, on an advisory basis, the frequency of holding advisory shareholder Say-on-Pay votes on the compensation of the Company’s named executive officers to be every THREE years.

25

SHAREHOLDER PROPOSALS FOR THE COMPANY’S NEXT GENERAL MEETING OF SHAREHOLDERS

In accordance with SEC rules, all proposals of shareholders that are requested to be included in the Company’s Proxy Statement for the General Meeting of Shareholders for fiscal year 2014 must be received by the Company no earlier than 120 days before the one-year anniversary of the mailing date of the Company’s Proxy Materials last sent to its shareholders. In accordance with the Company’s amended and restated by-laws, any shareholder proposals to be presented at the General Meeting of Shareholders for fiscal year 2014 (including the inclusion of shareholder director nominees) must be given in writing to the Company and received at the Company’s principal executive office, located at Suite 700, 10150 – 100 Street NW, Edmonton, Alberta, T5J 0P6, no earlier than the close of business on May 20, 2015, nor later than June 19, 2015, not less than 90 days prior to the one-year anniversary of the August 7, 2014 mailing date, will be considered timely. Any proposal submitted after June 19, 2015 will be considered not timely received by the Company. Any such proposal must comply with the rules pursuant to Rule 14a-8 under the Exchange Act and in accordance with the Company’s amended and restated by-laws. Copies of the amended and restated by-laws are available by writing to the Company at the mailing address above or downloading them as filed with the SEC on Form 8-K.

OTHER INFORMATION

Mailing Address

The mailing address of our principal executive office is, Suite 700, 10150 – 100 Street, Edmonton, Alberta T5J 0P6, Canada.

Important Notice Regarding the Availability of Proxy Materials

The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and Proxy Card to shareholders are available at www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or our Company website at www.deepwelloil.com.

Multiple Shareholders Who Share the Same Address

We have not adopted a procedure that permits us to send one envelope with individual copies of our proxy materials to multiple shareholders who share the same address at this time. Only one Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, is being delivered to multiply security holders sharing an address unless we have received contrary instructions from one or more of the shareholders.

In the event that a shareholder wishes to receive a separate copy of the Company's 2013 annual report on Form 10-K, or any of this year's or future proxy materials or annual reports on Form 10-K, the shareholder may request separate copies by calling toll-free 1-888-645-7263 or by sending an email to the Company at info@deepwelloil.com with "Proxy Materials Deep Well Oil & Gas, Inc." in the subject line, or by downloading a copy from our Internet website at www.deepwelloil.com or by sending a written request to our mailing address at Suite 700, 10150 – 100 Street, Edmonton, Alberta T5J 0P6, Canada. Shareholders sharing an address can request delivery of a single copy of the proxy materials if they are receiving multiple copies of the proxy materials via the same methods. Please note that each shareholder should receive a separate proxy card or Notice of Internet Availability of Proxy Materials, as applicable, to vote the shares they own.

Proxy Solicitation

The Company will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or regular employees, none of whom will receive additional compensation. We have also retained Manhattan Transfer Registrar Company to assist in the solicitation of proxies at an estimated cost of $2,000 plus reasonable expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of common stock, held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses they incur in connection with forwarding the solicitation material.

No director has informed the Company of his opposition to any matter to be acted upon.

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QUESTIONS AND ANSWERS ABOUT THE

GENERAL MEETING OF DEEP WELL OIL & GAS, INC.

Who is soliciting my vote?

Our Board is soliciting your vote at the General Meeting.

Who may vote?

The Board set July 31, 2014 as the Record Date for the General Meeting. You may vote if you owned Deep Well Oil and Gas, Inc. common stock at the close of business on July 31, 2014.

What is the purpose of the General Meeting?

You will be voting on four proposals:

●	The election of seven nominees to serve as directors; and
●	To ratify the appointment of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2014;
●	To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers; and
●	To hold a non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers to be every one (1), two (2) or three (3) years.

What are the Board’s recommendations?

The Board recommends a vote:

●	FOR the election of the seven nominees for director of the Company.
●	FOR the approval of the ratification of the appointment of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2014.
●	FOR the approval of the compensation of the Company’s named executive officers.
●	For the option of once every THREE years as the frequency with which shareholders are provided an advisory vote on executive compensation.

How many votes do I have?

You will have one vote for each share of common stock you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the Registered Shareholder or were held for you as the Street Shareholder through a broker, bank or other nominee.

Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors.

Are there dissenters’ rights?

Dissenters' rights are not applicable to any of the matters being voted upon.

What is the difference between a Registered Shareholder (or Shareholder of Record) and a Street Shareholder of the Company’s common stock?

Most of our shareholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own name. As summarized below, there are some distinctions between shares held as a shareholder of record and those beneficially owned.

Registered Shareholder (or Shareholder of Record)

If your shares of the Company’s common stock are registered directly in your name with our transfer agent, Manhattan Transfer Registrar Company, you are considered with respect to those shares as the Registered Shareholder, and the Notice of meeting was sent directly to you by our Transfer Agent. As a Registered Shareholder, you have the right to grant your voting proxy directly to the Company or to vote in person at the General Meeting. We have enclosed a proxy card with this Proxy Statement for you to use.

Street Shareholders (or Beneficial Owner of shares held in “street name”)

If your shares of the Company’s common stock are held in a stock brokerage account or by a bank or other nominee, you are considered as a Street Shareholder, and the Notice of meeting was sent from Broadridge to your broker and was then forwarded to you from your broker or nominee who is considered, with respect to those shares, the Registered Shareholder. As the Street Shareholder, you have the right to direct your broker or nominee how to vote and are also invited to attend the General Meeting. However, since you are not the Registered Shareholder, you may not vote these shares in person at the General Meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

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How do I vote?

You may immediately vote your proxy on the Internet. Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 1:59 p.m. MT on September 17, 2014. We encourage you to access and review all of the important information contained in our Proxy Materials before voting your shares which are available free of charge from Manhattan Transfer Registrar Company’s website at: www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or the Company’s website at www.deepwelloil.com.

Voting Instructions for Registered Shareholder (or Shareholder of Record)

If your shares of our Company’s common stock are registered directly in your name with our transfer agent, Manhattan Transfer Registrar Company, you are considered with respect to those shares, the Registered Shareholder, and this NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL (Notice and Access Card) is being sent directly to you by our Transfer Agent. Please vote your proxy promptly, by mail or on-line via the Internet, or by phone, or vote in person at the General Meeting as follows:

By Mail:

You may submit your proxy vote by mail by signing and voting on the Proxy Card and mailing it to:

Manhattan Transfer Registrar Company

57 Eastwood Road

Miller Place, NY 11764

By voting on-line via the internet:

Vote on-line via the Internet at www.mtrcoproxy.com/deepwell and follow the instructions provided or go to www.mtrco.com and under “Annual Meeting and Proxy Vote” select “Deep Well Oil & Gas” and follow the instructions provided. You will need your personal identifier located above your name and address on your Notice and Access Card to vote on-line. Please click the Proxy Card (on-line) link. Complete your ballet completely and click on “Submit Proxy Vote”. You can choose to receive an email confirmation that your vote has been received by entering your email address. You may change your vote at any time up until the date of the meeting or by attending the General Meeting.

By voting by phone:

To cast your proxy vote by phone call (877) 645-8691. Please have your Notice and Access Card available as we will need your personal identifier located above your name on the Notice and Access Card.

In person at the General Meeting:

If you are a Registered Shareholder of common stock of our Company (that is, if you are registered on the books of our transfer agent), you may vote your shares in person at the General Meeting.

Voting Instructions for Street Shareholders (or Beneficial Owner of shares held in “street name”)

If your shares of our Company’s common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the Street Shareholder, and a different NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL was sent from Broadridge to your broker, bank or other nominee and was then forwarded to you from your broker, bank or nominee who is considered, with respect to those shares, the Registered Shareholder. Please mail your proxy promptly, or you may vote on-line via the Internet, or vote in person at the General Meeting as follows:

By Mail:

Follow the instructions on the Notice you received from Broadridge. You can vote by mail by requesting a paper copy of the Proxy Materials, which will include a voting instruction form.

By voting on-line via the Internet:

Vote on-line via the Internet at www.proxyvote.com and following the instructions on the Broadridge Notice of meeting you received in the mail. You will require the information printed on the Notice you received from Broadridge to vote over the Internet.

In person at the General Meeting:

Since a Street Shareholder is not the Registered Shareholder, you may not vote your shares in person at the General Meeting unless you obtain a “legal proxy” giving you the right to vote the shares at the General Meeting. If a Street Shareholder wishes to vote in person at the General Meeting, he/she must follow the instructions at www.proxyvote.com and request a “legal proxy”.

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For Assistance on Voting Instructions –

Please call our transfer agent at (877) 645-8691

Can I change or revoke my vote after I return my proxy card?

If you are a Registered Shareholder, you may change your vote or revoke your proxy at any time before your shares are voted at the General Meeting by:

●	sending us a proxy card dated later than your last vote; or
●	notifying the Corporate Secretary of Deep Well Oil & Gas, Inc. in writing; or
●	voting in person at the General Meeting.

If you revoke your proxy in writing, you must indicate the certificate number and the number of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s). The written notification revoking your proxy or a later-dated signed proxy card changing your vote must arrive before the annual meeting takes place in order to be acknowledged and reflected in the vote.

If you are a Street Shareholder of the Company’s common stock and you instructed a broker or other nominee to vote your shares, you must follow your broker’s directions for changing those instructions.

Who can attend the General Meeting?

All shareholders as of the Record Date, or their duly appointed proxies, may attend.

What do I need to bring to the General Meeting and when should I arrive?

In order to be admitted to the General Meeting, a shareholder must present proof of ownership of our common stock on the Record Date. If your shares are held in the name of a bank, broker or other holder of record, a brokerage statement or letter from a bank or broker is an example of proof of ownership. Any holder of a proxy from a shareholder must present the proxy card, properly executed, to be admitted. Shareholders and proxy holders must also present a form of photo identification such as a driver’s license or passport.

How many votes can be cast by all shareholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting. We had 229,326,987 shares of common stock outstanding and entitled to vote on the Record Date.

How many votes must be present to hold the General Meeting?

Under our amended and restated by-laws, a majority of the outstanding shares of our common stock as of the Record Date must be present in person or represented by proxy, constituting a quorum. If you vote by returning your proxy card, you will be considered part of the quorum. The inspector of election will treat shares represented by a properly executed proxy as present at the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a Street Shareholder submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power for that item and has not received instructions from the Street Shareholder.

How can I obtain a copy of the Proxy Materials?

Shareholders may obtain all Proxy Materials without charge by contacting Deep Well Oil & Gas, Inc. at 780-409-8144 or you may download a copy of our Proxy Materials from our website at www.deepwelloil.com.

WHO CAN HELP ANSWER YOUR QUESTIONS

If you have any questions about any of the proposals to be presented at the General Meeting or how to vote, or if you need additional copies of this Proxy Statement or voting instructions, you should contact our Corporate Secretary, Mr. Curtis Sparrow:

Deep Well Oil & Gas, Inc.

Suite 700, 10150 – 100 Street

Edmonton, Alberta T5J 0P6

www.deepwelloil.com

Email: info@deepwelloil.com

Telephone: 780-409-8144

Attention: Mr. Curtis Sparrow

29

DEEP WELL OIL & GAS, INC.

General Meeting of Shareholders

September 17, 2014

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned Shareholder hereby acknowledges receipt of the Notice of Meeting and Proxy Statement of Deep Well Oil & Gas, Inc. in connection with our General Meeting of Shareholders to be held on September 17, 2014. The undersigned also hereby cast(s), as indicated below, all of the votes to which entitled as Shareholder(s) at the close of business on July 31, 2014, or the undersigned hereby appoints Dr. Horst A. Schmid and Mr. Curtis Sparrow or instead of either of them ____________________________________________ with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote all the shares of Deep Well Oil & Gas, Inc. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the General Meeting of Shareholders of the Company to be held September 17, 2014 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

The Board of Directors recommends that you vote FOR items 1, 2 and 3.

1.	ELECTION OF DIRECTORS

Nominees for term ending upon the next General Meeting of Shareholders:

Mr. Said Arrata	Dr. Horst A. Schmid
Mr. Satya Brata Das	Mr. Curtis James Sparrow
Mr. Pascal Nodé-Langlois	Mr. Malik Youyou
Mr. David Roff

(Mark only one box)

☐   FOR all nominees listed above.

☐   FOR, except vote withheld from the following Nominee(s): or

________________________________________________________________________________________________

________________________________________________________________________________________________

☐   WITHHELD from all nominees.

2.	RATIFICATION OF APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTNG FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2014.

(Mark only one box)        FOR ☐        AGAINST ☐        ABSTAIN ☐

3.	APPROVE, BY NON-BINDING VOTE, THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

(Mark only one box)        FOR ☐        AGAINST ☐  ABSTAIN ☐

The Board of Directors recommends that you vote 3 YEARS on item 4.

4.	RECOMMEND, BY NON-BINDING VOTE, THE FREQUENCY OF EXECUTIVE COMPENSATION VOTES

(Mark only one box)        1 YEAR ☐        2 YEARS ☐        3 YEARS ☐        ABSTAIN ☐

PLEASE SIGN BELOW!
Joint owners should each sign. When signing as proxy (attach evidence of authority), executor, administrator, trustee or guardian, please give full title as such.	Number of Shares held

Print name(s) in which shares are held

Signature of Shareholder	Signature of Shareholder

30

APPENDIX “A”

THE COMPANY NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

IMPORTANT SHAREHOLDER MEETING INFORMATION

DEEP WELL OIL & GAS, INC.

Suite 700, 10150 – 100 Street, Edmonton, Alberta T5J 0P6, Canada

Telephone: (780) 409-8144 Fax: (780) 409-8146

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE GENERAL MEETING OF SHAREHOLDERS OF DEEP WELL OIL & GAS, INC., A NEVADA CORPORATION (THE “COMPANY”), TO BE HELD ON SEPTEMBER 17, 2014.

NOTICE IS HEREBY GIVEN THAT A GENERAL MEETING OF THE SHAREHOLDERS (the “General Meeting”) of the Company, is to be held on Wednesday, September 17, 2014 at 2:00 p.m., Mountain Time (“MT”), at the Westin Hotel, in the Chancellor Room located at 10135 - 100 Street NW, Edmonton, Alberta, T5J 0N7, Canada. You may obtain directions to the General Meeting by calling toll free 1-888-645-7263.

THIS IS NOT A FORM FOR VOTING

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. The U.S. Securities and Exchange Commission rules permit us to make our Proxy Materials available to our shareholders via the Internet. We encourage you to access and review the Proxy Materials before voting. The Proxy Materials (Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and Proxy Card) are available to download for free at www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or on the Company’s website at www.deepwelloil.com.

If you want to receive a paper copy or an email of the Proxy Materials for this General Meeting and all future meetings, you must request a copy by either calling toll free 1-888-645-7263, or emailing info@deepwelloil.com or downloading a copy at www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or www.deepwelloil.com. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in this notice on or before September 3, 2014 to facilitate timely delivery. You will not otherwise receive a paper or email copy of these documents.

Matters intended to be acted upon at the General Meeting of Shareholders

The Board of Directors of the Company recommends that you vote FOR the following proposals:

1.	To re-elect the seven current directors to serve as the Company’s Board of Directors until the next meeting of shareholders.

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

The Board of Directors of the Company recommends that you vote FOR every “three years” for the following proposal:

4.	To approve, on an advisory basis, the frequency of holding future advisory votes on executive compensation to be held once a year, every two years or every three years.

LABEL HERE	PROXY VOTING INSTRUCTIONS See the back of this “Notice and Access Card” for voting instructions

31

HOW TO VOTE

You may immediately vote your proxy on the Internet. Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 1:59 p.m. MT on September 17, 2014. We encourage you to access and review all of the important information contained in our Proxy Materials before voting your shares which are available free of charge from Manhattan Transfer Registrar Company’s website at: www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or the Company’s website at www.deepwelloil.com.

Voting Instructions for Registered Shareholder (or Shareholder of Record)

If your shares of our Company’s common stock are registered directly in your name with our transfer agent, Manhattan Transfer Registrar Company, you are considered with respect to those shares, the Registered Shareholder, and this NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL (Notice and Access Card) is being sent directly to you by our Transfer Agent. Please vote promptly, by mail, or on-line via the Internet, or by phone, or vote in person at the General Meeting as follows:

By   Mail:

You may submit your proxy vote by mail by signing and voting on the Proxy Card and mailing it to:

Manhattan Transfer Registrar Company

57 Eastwood Road

Miller Place, NY 11764

By   voting on-line via the internet:

Vote on-line via the Internet at www.mtrcoproxy.com/deepwell and follow the instructions provided or go to www.mtrco.com and under “Annual Meeting and Proxy Vote” select “Deep Well Oil & Gas” and follow the instructions provided. You will need your personal identifier located above your name and address on your Notice and Access Card to vote on-line. Please click the Proxy Card (on-line) link. Complete your ballet completely and click on “Submit Proxy Vote”. You can choose to receive an email confirmation that your vote has been received by entering your email address. You may change your vote at any time up until the date of the meeting or by attending the General Meeting.

By   voting by phone:

To cast your proxy vote by phone call (877) 645-8691. Please have your Notice and Access Card available as we will need your personal identifier located above your name on the Notice and Access Card.

In person at the General Meeting:

If you are a Registered Shareholder of common stock of our Company (that is, if you are registered on the books of our transfer agent), you may vote your shares in person at the General Meeting.

Voting Instructions for Street Shareholders (or Beneficial Owner of shares held in “street name”)

If your shares of our Company’s common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the Street Shareholder, and a different NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL was sent from Broadridge to your broker, bank or other nominee and was then forwarded to you from your broker, bank or nominee who is considered, with respect to those shares, the Registered Shareholder. Please mail your proxy promptly, or you may vote on-line via the Internet, or vote in person at the General Meeting as follows:

By   Mail:

Follow the instructions on the Notice you received from Broadridge. You can vote by mail by requesting a paper copy of the Proxy Materials, which will include a voting instruction form.

By   voting on-line via the Internet:

Vote on-line via the Internet at www.proxyvote.com and following the instructions on the Broadridge Notice of meeting you received in the mail. You will require the information printed on the Notice you received from Broadridge to vote over the Internet.

In person at the General Meeting:

Since a Street Shareholder is not the Registered Shareholder, you may not vote your shares in person at the General Meeting unless you obtain a “legal proxy” giving you the right to vote the shares at the General Meeting. If a Street Shareholder wishes to vote in person at the General Meeting, he/she must follow the instructions at www.proxyvote.com and request a “legal proxy”.

For Assistance on Voting Instructions - Please call - (877) 645-8691

32

APPENDIX “B”

BROADRIDGE SAMPLE OF NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

*** Exercise Your *Right* to Vote ***

DEEP WELL OIL & GAS INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: July 31, 2014
Date: September 17, 2014 **Time:** 2:00 PM MST
Location: Westin Hotel
The Chancellor Room
10135 - 100 street
Edmonton, Alberta
T5J 0N7

BARCODE

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000216965_1 R1.0.0.51160

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 03, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Internal Use Only

0000216965_2 R1.0.0.51160

33

Voting items

1. Election of Directors
   Nominees

01 Horst A. Schmid	02 Malik Youyou	03 Said Arrata	04 Satya Brata Das	05 Pascal Node-Langlois
06 David Roff	07 Curtis Sparrow			

The Board of Directors recommends you vote FOR the following proposal(s):

The Board of Directors recommends you vote 3 YEARS on the following proposal:

B A R C O D E

0000216965_3 R1.0.0.51160

→ 0000 0000 0000

Broadridge Internal Use Only
xxxxxxxxxx
xxxxxxxxxx
Cusip
Job #
Envelope #
Sequence #
of # Sequence

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000216965_4 R1.0.0.51160

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

34